Exhibit 10.17

CONFIDENTIAL TREATMENT REQUESTED

SEVENTH AMENDMENT TO LICENSE AGREEMENT

THIS SEVENTH AMENDMENT TO LICENSE AGREEMENT (this “Seventh Amendment”), effective March 31, 2011, is by and among:

Angiotech Pharmaceuticals (US), Inc., a corporation organized and existing under the laws of the State of Washington, with principal offices at North Bend, WA (“Angiotech US”);

Angiodevice International GmbH, a corporation organized and existing under the laws of the Switzerland, with principal offices at Dammstrasse 19, Postfach, CH-6301 Zug, Switzerland (“Angiodevice”);

Histogenics Corporation, a corporation organized and existing under the laws of the State of Delaware (formerly under the laws of Massachusetts), with principal offices at 830 Winter Street, 3rd floor, Waltham, MA 02451 (formerly at 100 Hospital Road, Malden, MA 02148) (“Histogenics”);

WITNESSETH

WHEREAS, Angiotech Biomaterials Corp. (“Biomaterials”), Angiodevice and Histogenics entered into that certain License Agreement, effective as of May 12, 2005, pursuant to which biomaterials and Angiodevice licensed to Histogenics the right to use certain domestic and foreign patents, patent applications and know how relating to the manufacturer and use of CT3 (the “Original License Agreement”), a copy of which is attached hereto;

WHEREAS effective as of November 4, 2005, all of the assets of Biomaterials were sold to Angiotech US and Biomaterials was wound up;

WHEREAS, in connection with such sale of assets, Biomaterials assigned the Original License Agreement to Angiotech US and Angiotech US assumed all rights and obligations of Biomaterials under the Original License Agreement as if it were the original party thereto;

WHEREAS, Angiotech US, Angiodevice and Histogenics entered into an Amendment to License Agreement, dated as of August 31, 2007, a Second Amendment to License Agreement, dated as of January 1, 2008, a Third Amendment to License Agreement, dated as of April 15, 2008, a Fourth Amendment to License Agreement, dated as of November 1, 2008, a Fifth Amendment to License Agreement, dated as of August 6, 2010, and a Reinstatement Agreement and Sixth Amendment to License Agreement, dated as of February 8, 2011 (the “Reinstatement”); and the Original License Agreement, as amended by the foregoing amendments (the “Agreement”);

CONFIDENTIAL TREATMENT REQUESTED

WHEREAS, Angiodevice, Angiotech US and Histogenics entered into the Reinstatement for the purpose of reinstating the Agreement and setting forth the conditions for doing so;

WHEREAS, Angiotech US, Angiodevice and Histogenics have determined that it is in their best interests to enter into this Seventh Amendment to amend the date by which Histogenics must have closed a Qualified Financing as set forth in Section 2.1 of the Reinstatement;

WHEREAS, ****

NOW, THEREFORE, in consideration of the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Angiodevice, Angiotech US and Histogenics hereby agree as follows:

1. Definitions. Capitalized terms used in this Seventh Amendment shall have the meaning given to them in the Agreement unless they are otherwise defined herein.

2. Amendment of Section 2.1. Section 2.1 of the Reinstatement is hereby amended to read as follows:

2.1 Angiodevice, Angiotech US and Histogenics acknowledge that the Agreement shall terminate as of the Termination Date. However, if no later than **** (except as to clause (a), below, for which the date shall be no later than ****), Histogenics has fulfilled all of the following: (a) closed a bona fide financing of Histogenics with net proceeds to Histogenics of at least **** (the “Qualified Financing”); (b) paid to Angiotech one million dollars ($1,000,000) (the “Reinstatement Fee”); and (c) paid to Angiotech fifty thousand dollars ($50,000) (the “Annual Patent Fee”); then on the date that Histogenics fulfills the requirements of the last of (a), (b) and (c) (the “Reinstatement Date”), the Termination Notice shall be treated as if it were never given, the Agreement shall be deemed to have continuously been in full force and effect from the Termination Date to the Reinstatement Date, and the Agreement shall continue thereafter in accordance with its terms.

3. Miscellaneous.

3.1 Entire Agreement; Confirmation of Agreement. Except as specifically otherwise amended as set forth herein, the Agreement shall continue in full force and effect.

3.2 Counterparts. This Seventh Amendment may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Facsimile signatures of the parties hereto will have the same effect as original signatures. In making proof of this Seventh Amendment, it shall not be necessary to produce or account for more than one such counterpart.

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.

CONFIDENTIAL TREATMENT REQUESTED

IN WITNESS WHEREOF, the parties have caused this Seventh Amendment to be executed and delivered by the respective duly authorized officers as of the date first set forth above.

ANGIOTECH PHARMACEUTICALS (US), INC.			ANGIODEVICE INTERNATIONAL GmbH

By:	****		By:	****
	Name:	****		Name:	****
	Title:	****		Title:	****
	Date:			Date:

HISTOGENICS CORPORATION

By:	/s/ Richard C. Vaillant
	Name:	Richard C. Vaillant
	Title:	CFO
	Date:	3-24-11

****CERTAIN INFORMATION HAS BEEN OMITTED AND FILED SEPARATELY WITH THE COMMISSION. CONFIDENTIAL TREATMENT HAS BEEN REQUESTED WITH RESPECT TO THE OMITTED PORTIONS.